iShares Trust

Supplement dated August 14, 2026

to the currently effective Summary Prospectus, Prospectus,

and Statement of Additional Information (the “SAI”) for the

iShares® iBonds® Oct 2026 Term TIPS ETF* (IBIC) (the “Fund”)

*The iShares iBonds Oct 2026 Term TIPS ETF may also conduct business as the iBonds Oct 2026 Term TIPS ETF.

On June 8, 2023, in connection with the establishment of the Fund, the Board of Trustees of the Trust approved the planned liquidation, dissolution and termination of the Fund. As a result, the last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be October 15, 2026. NYSE Arca will suspend trading in the Fund before the open of trading on October 16, 2026, and shares of the Fund will no longer be available for new investments as of this date. Proceeds of the liquidation are currently scheduled to be sent to shareholders on October 20, 2026. The Fund’s final net asset value, as calculated on October 15, 2026, will include any costs associated with the liquidation expected to be borne by the Fund.

Because shares of the Fund will not be traded on NYSE Arca during the period between October 16, 2026 and October 20, 2026, we cannot assure you that there will be a trading market for your shares. Further, during this period, the Fund will be in the process of closing down and liquidating its portfolio, which may result in the Fund not being able to track its Underlying Index (by October 16, 2026, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index). After October 15, 2026, shareholders that remain invested in the Fund will receive the entire amount of their pro rata share of the liquidation proceeds on or about October 20, 2026, subject to their brokerage firm’s processes.

Shareholders may sell their holdings of the Fund prior to October 16, 2026 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. If you still hold shares of the Fund on October 20, 2026, the Fund will automatically redeem your shares for cash based on the net asset value as of the close of business on October 15, 2026, which will include any dividends or distributions calculated as of that date.

If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare tax exempt or taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please refer to the “Taxes” disclosure beginning on page 75 of the SAI and consult your own tax advisor about the potential tax consequences of the Fund’s liquidation, including any state, local, foreign or other tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IBIC-0826

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